UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

CLS Holdings USA, Inc.

(Exact name of registrant as specified in charter)

Nevada	333-174705	45-1352286
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or organization)	Number)	Identification No.)

11767 South Dixie Highway, Suite 115, Miami, FL 33156

(Address of principal executive offices, including zip code)

(888) 438-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

Effective July 31, 2018, CLS Holdings USA, Inc. (“we,” “us,” “our,” “CLS,” or the “Company”), entered into a Subscription Agreement (the “Subscription Agreement”) with Navy Capital Green International, Ltd., a British Virgin Islands limited company (the “Investor”), pursuant to which the Company agreed to sell to the Investor, for a purchase price of $3,000,000, 7,500,000 Units ($0.40 per Unit), representing (i) 7,500,000 shares of our common stock, par value $0.0001 per share (the “Common Stock”), and (ii) three-year warrants (the “Warrants”) to purchase an aggregate of 7,500,000 shares of our Common Stock (the “Warrant Shares”) at an exercise price of $0.60 per share of Common Stock.  The closing is expected to occur on or about August 6, 2018.  In the Subscription Agreement, we also agreed to file, on or before November 1, 2018, a registration statement with the Commission registering the shares of Common Stock and Warrant Shares issued to the Investor. If we fail to file the registration statement on or before that date, we must issue to the Investor an additional number of Units equal to ten percent (10%) of the Units originally subscribed for by the Investor (which will include additional Warrants at the original exercise price).

The Warrant is exercisable from time to time, in whole or in part for three years. The Warrant has anti-dilution provisions that provide for an adjustment to the exercise price in the event of a future sale of Common Stock at a lower price, subject to certain exceptions as set forth in the Warrant. The Warrant also provides that it is callable at any time after the bid price of the Company’s Common Stock exceeds 120% of the exercise price of the Warrant for a period of 20 consecutive business days.

The description of the Subscription Agreement and the Warrant is qualified in its entirety by reference to the full text of the Subscription Agreement and the Warrant, which have been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02          Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

The Investor is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the above securities to the Investor, we relied on and intend to rely on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act because the securities were issued in a private offering.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number     Description

10.1	Subscription Agreement and Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

By: /s/ Jeffrey I. Binder

Jeffrey I. Binder
Chairman

DATE: August 6, 2018